Investor Presentation
First Quarter Update - 2011

Forward-Looking Statements
 Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-
 looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance;
 increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation;
 actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

The Meadowbrook Approach
  Our objective is to generate predictable results across the market cycle, with a target return on average equity of 10% - 17%
  To achieve these results we seek to leverage the unique characteristics of our balanced business model to generate:
  Consistent, profitable underwriting results
  Predictable investment income in a low-risk, high-quality, fixed income portfolio
  Profitable growth both organically and through acquisitions
  Strong cash flow from our insurance company subsidiaries and non-regulated fee-
 based services to leverage invested assets to equity and manage debt service
  Steady fee and commission income
We strive to deliver consistent results with a balanced business model
 We are a specialty niche focused commercial insurance underwriter and insurance administration services company

Meadowbrook Vitals
  Current market cap (at 5/3/11):                                                              $545.3 million
  Outstanding shares (at 3/31/11):                                                            53.3 million
  Weighted average shares (at 3/31/11):                                  53.5 million
  Book value (at 3/31/2011):                                                                                                           $558.0 million
  Book value per share:                                                                                                                                    $10.47
 – Excluding unrealized gain / loss, net of deferred taxes: $9.85
 – Tangible book value per share (excluding goodwill and intangibles): $7.58

  Debt to equity:                                                  20.7%; 6.2% excluding debentures
  Debt to total capital:                           17.1%; 5.1% excluding debentures
  Current price / book:                          .98 (at $10.24/share market price - as of 5/3/11)
  Dividend yield (at 5/3/11):  1.56%

  Statutory premium leverage (TTM 3/31/11) Actual  Guidelines
 – GWP to Statutory surplus                                                                                                     2.1 to 1                                                          3.0 to 1
 – NWP to Statutory surplus                                                                                                    1.8 to 1                                                           2.5 to 1

  Insider ownership (at 3/31/11):                                                                  6.9%

What Makes Us Different:
We are Flexible and are Able to Adapt to Changing Market Conditions
Diverse Revenue
Sources
  Earned premium from insurance operations
  Fee revenue from risk management services
  Flexibility to utilize multiple distribution channels
Positioned to Manage
Insurance Cycles
Conservative
Investment
Philosophy
Ability to Attract and
Retain Talented
Professionals
Our model allows us to deliver more predictable results
  Product, program and geographic diversification
  Admitted market capabilities contribute to stability and higher renewal retention
  Non-admitted capabilities enable opportunistic response in volatile pricing environment
  High-quality fixed income approach to our $1.3 billion portfolio
  Investment approach reinforces our focus on underwriting profitability
  Insurance subsidiaries rated A- (Excellent) by A.M. Best
  Insurance subsidiary surplus levels can support meaningful premium growth
  Generate cash flows from both regulated and non-regulated sources, which provides flexibility
  Manageable debt levels, with access to $35 million line of credit (no outstanding balance)
Strong Capital and
Liquidity Position
  Team of talented insurance professionals with a wide range of expertise across all functions and lines of business
  Regional structure enables associates to deliver strong and responsive local service to clients

Our Approach Has Delivered Results Over Time
Total Revenue ($M)
Net Operating Income ($M)
Shareholders’ Equity ($M)
Net Operating Income per Share
CAGR (2006 to 2010) = 24%
CAGR (2006 to 2010) = 28%
CAGR (2006 to 2010) = 28%
CAGR (2006 to 2010) = 10%

Capability Building Through Successful Acquisitions
Retail Agency Only
1955: Founded as a retail insurance agency
Core Capability Build Out
1985: Star Insurance Company
1990: Savers Property & Casualty Insurance Company
1994: American Indemnity Insurance Company
1996: Association Self Insurance Services
1997: Williamsburg National Insurance Company
 Crest Financial Services
1998: Ameritrust Insurance Corporation
 Florida Preferred Administrators, Inc.
1999: TPA Insurance Agency
Continued Synergistic Expansion
2007: USSU
2008: Procentury
Continued Synergistic Expansion
  Strategic Staging of Acquisitions
  Meadowbrook actively reviews acquisition prospects
 on a strategic basis and enters into transactions that
 will increase long-term shareholder value
  We consider a range of strategic factors when looking
 at acquisitions including:
 • Opportunity to leverage our diverse revenue
 platform, by expanding current distribution,
 servicing capabilities, and complementary
 product lines and classes
 • Ability to attract talented insurance
 professionals that are a good fit with
 Meadowbrook culture
 • Opportunity to create “win-win” situation by
 mitigation our downside risk and providing seller
 with opportunity to obtain fair value through deal
 structure

Diverse Revenue Sources
Insurance Operations
Commission & Fee Revenue
Our most prominent source of revenue and income comes from our insurance operation;
commission revenue and fee-for-service revenue generate unregulated free cash flow
  Admitted and non-admitted products and
  programs
  Risk sharing vehicles
  Relatively small but provides a valuable source
 of unregulated cash flow
  Agency commission from non-affiliated carriers
  Managed program revenue
  Municipality and association clients
2010 Net Earned Premium: $659.8 M
2010 Pre-Tax Net Earned Premium Profit : $33.2M
2010 Net Investment Income: $54.2M
2010 Net Commission & Fee Revenue:
$34.2 M
2010 Pre-Tax Commission & Fee Income:
$11.7M

Insurance Operations
Diversified Commercial Positions Built to Manage Across Cycles
Main Street Excess
and Surplus Lines
Admitted Programs
Non-Admitted
Programs
Specialty Markets
  Homogeneous specialized programs
  Heterogeneous geographic centers
  Product focused
  Promotes specialty agents
  Broad classes of “Main Street”
 commercial risks
  Promotes General Agent
 distribution
  Specialized programs ignored or
 underserved by the standard market
  Promotes wholesalers with specialty
 underwriting authority
  Solutions designed for very specific
 products and market segments
2010 GWP: $532 M
2010 GWP: $147 M
2010 GWP: $47 M
2010 GWP: $76 M
  Food service industry
  Trucking
  Auto re-possessors
  Health and fitness centers
Description
Examples
  Garage dealers
  Apartments, hotels and motels
  Contractors liability
  Restaurants, bars and taverns
  Oil and gas contractors
  Forced placed property
  Taxis
  Pet-sitters
  Transportation
  Excess workers’ comp
  Environmental
  Marine

10
National Scope with Regional Perspective
Bermuda
  Talented associates are located throughout the country to serve the needs of regional clients
  Support from headquarters enables efficient resource deployment and cross-unit coordination
Balance of effective local touch, with efficient national coordination
Meadowbrook locations
Top 10 production states (QTD 3/31/2011)
1
2
4
5
3
1
2

6
8
7

Diverse Mix of Business
YTD 2011 Gross Written Premium Business Mix

Meadowbrook Workers’ Compensation Profile
  We have strategically grown our workers’ compensation business. Overall, we believe we have achieved controlled profitable growth.
Workers’ Compensation Profile

Loss and Expense Ratios

Loss ratio
2006 - 2010 GAAP and Accident Year Combined Ratios
96.8%
Our GAAP combined ratio has improved over time and our accident year combined ratio has remained profitable
2006
2007
2008
2009#
2010
97.9%
95.4%
98.0%
93.3%
97.8%
93.2%
98.5%
95.0%
99.7%
Re-estimated AY Combined Ratio†
 (as of 3/31/2011)
94.8%*
94.5%*
93.0%*
98.1%
†The re-estimated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 94.8% re-estimated 2006 AY combined ratio reflects new loss development information gathered over the 4.25 years from 12/31/2006 to 3/31/2011; the 94.5% re-estimated 2007 AY combined ratio reflects new loss development gathered over the 3.25 years from 12/31/2007 to 3/31/2011; etc.
* The 2006 - 2007 initial and re-estimated AY combined ratios excludes Century. The 2008 re-estimated AY combined ratio includes a pro-rata portion of the Century AY 2008 development for the 5 post-merger months.
# 2009 AY and CY expense ratio reflects expense reclassification as disclosed in our May 3, 2010 8-k filing with the SEC.
99.4%

Expense Ratio Analysis

Quarter Ended March 31, 2010 and 2011 GAAP Expense Ratio Comparison
Net earned premium  $151.4M   $170.7M
Policy acquisition   $51.9M   $57.4M
and other u/w expenses
Expense ratio  34.3%   33.7%

Focus on Generating Consistent Investment
Income
Robust top line growth has led to a larger investment base and a meaningful increase in NII
  Pre-tax book yield was
 4.2% at 3/31/2011 vs.
 4.5% at 12/31/2007
  The duration of our
 portfolio increased to 5.1
 years at 3/31/2011 from
 4.4 years at 12/31/2007
  At 3/31/2011 our loss and
 LAE reserve duration was
 approximately 3.4 years
  Net investment income
 YTD 3/31/11 increased by
 4.2% compared to YTD
 3/31/10
  2011 year to date
 impairments of $84k on a
 $1.3 billion portfolio
Pre-tax Net Investment Income ($ in M) and Average
Investment Yield

We Maintain a High Quality, Low Risk Investment Portfolio
We maintain a conservative investment portfolio
Portfolio Allocation and Quality
Allocation based on market value
  Low equity risk exposure
 – 98% fixed income and cash
 – 2% equity
  High credit quality
 – 98% of bonds are investment grade
 – Average S&P rating of AA / Moody’s
 of Aa2
  The effective duration of our $1.3 billion
 portfolio is 5.1 years
  The duration on net reserves of $802
 million is approximately 3.4 years
NOTE: Data above as of March 31, 2011

Capital Management
Our goal is to be efficient managers of capital; we initiated a dividend during 2008 and since this time we have returned $56.5M to shareholders through dividends and share repurchases

Highlights ($ in M, except per share amounts)
As compared to 2010 gross written premium is up 8.6%, our accident year combined ratio is down 1.2 points and net operating income ex development has increased meaningfully.

Full Year 2011 Guidance and Long Term Value Creation
Looking ahead, we expect a market similar to that which we experienced during 2010
Gross Written Premium
  $802M
Combined Ratio
  95.0%
Net income from operations
  $58.2M
Net operating income per share
  $1.07
2010 Results
  Leverage multiple revenue
 sources and diverse insurance
 offering to maximize
 opportunities across market
 cycles
  Increase underwriting leverage
 through selective growth
 opportunities, while sustaining
 appropriate diversification
  Increase investment leverage
 through cash from operations
  Leverage fixed costs over a
 larger revenue base
  Increase fee-for service
 income through new
 opportunities and margin
 expansion
Driving Long-term
 Enterprise Value
2011 Guidance
Gross Written Premium
  Range of $830M - $850M
Combined Ratio
  Range of 96.0% - 97.0%
Net income from operations
  $53.0M - $58.5M
Net operating income per share
  $1.00 to $1.10 per share